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                                                                    EXHIBIT 10.1


THE RIGHTS REPRESENTED BY THIS STOCK OPTION CERTIFICATE ARE GENERALLY NOT TRANSFERABLE AS SET FORTH IN SECTION FIVE HEREOF.

                             STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT made as of this 19th day of September, 1995 between CommNet Cellular Inc., a Colorado corporation (the "Corporation") and Doron Lurie (the "Optionee").

     In accordance with the Consent (the "Consent") of the Board of Directors of the Corporation (the "Board") dated September 19, 1995 (the "Date of Grant") the Corporation desires, in connection with the prior services of the Optionee to the Corporation, to provide the Optionee with an opportunity to acquire shares of the Corporation's $.001 par value common stock (the "Common Stock")

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Optionee hereby agree as follows:

     1.   Confirmation of Grant of Option.  Pursuant to the Consent the
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Corporation, subject to the terms of this Agreement, confirms that the Optionee has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services to the Corporation, or to any subsidiary of the Corporation (which for purposes hereof shall mean any corporation of which the Corporation owns 20% or more of the total combined voting power of all classes of stock of such corporation), or to any affiliate of the Corporation, the right to purchase (the "Option") an aggregate of 60,000 shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Section 9 hereof.

     2.   Purchase Price.  The purchase price of shares of Common Stock covered
          --------------
by the Option will be $30.375 per share (the "Option Price"), being not less than the fair market value of a share of Common Stock on the Date of Grant, subject to adjustment as provided in Section 9 hereof.

     3.   Exercise of Option.  Except as provided in Section 6 hereof, the
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Option may be exercised as follows:  in whole or in part, as to 25% of the shares of Common Stock subject to the Option at any time after September 19, 1996; as to an additional 25% of the shares subject to the Option at any time after September 19, 1997; as to an additional 25% of the shares subject to the Option at any time after September 19, 1998; and as to the balance of the shares subject to the Option at any time after September 19, 1999; provided , however,
                                                            ---------  -------
the Option shall not be exercisable after the
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expiration of the term hereof as set forth in Section 4 hereof. The Option may be exercised as to whole shares only.

          The Option may be exercised, as provided in this Section 3, by notice and payment to the Corporation as provided in Section 9 and 10 hereof.

     4.   Term of Option.  The term of the Option will be a period of five years
          --------------
from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement.

          The Optionee or the person then entitled to exercise the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the records of the Corporation or the transfer agent of the corporation, if any, provided that the date of issue shall not be earlier than the Closing Date with respect to such shares pursuant to Section 9 hereof) upon exercise of the Option and the consummation of the purchase of such shares.

     5.   Nontransferability of Option.  The Option may not be assigned,
          ----------------------------
transferred, sold, pledged or otherwise alienated or hypothecated (whether by operation of law or otherwise) except by will or by the laws of descent and distribution. During the Optionee's lifetime, the Option shall only be exercisable by the Optionee.


     6.   Exercise upon Change in Control.  If a Change in Control of the
          -------------------------------
Corporation occurs and the Option has not yet expired, the Option shall be exercisable, as to 100% of the shares subject to the Option, by the Optionee at any time prior to expiration of the Option pursuant to its term. A Change in Control of the Corporation shall be deemed to have occurred if any person acquires at least 30% of the combined voting power of the Corporation's voting securities; individuals constituting the Board of Directors on the date of the Consent and persons nominated and approved by at least three-quarters of such individuals cease to constitute at least a majority of the Board of Directors; or the shareholders of the Corporation approve a dissolution of the Corporation, certain merger or consolidation transactions as described in the Corporation's Omnibus Stock and Incentive Plan, or the sale or disposition of substantially all of the assets of the Corporation.

     7.   Separation Agreement.  Optionee shall abide by the terms and
          ---------------------
conditions of the Separation Agreement dated September 19, 1995 between Optionee and Corporation (the "Separation Agreement"). In the event the Optionee breaches the terms and conditions of the Separation Agreement, the unvested portion of the Option shall be forfeited immediately.

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     9.   Adjustments.  In the event the Corporation shall (a) pay a dividend in
          -----------
Common Stock or make a distribution in Common Stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of its Common Stock other securities of the Corporation, then the number of shares of Common Stock purchasable upon exercise of each option immediately prior thereto shall be adjusted so that the grantee of such option shall be entitled to receive the kind and number of shares or other securities of the Corporation which he would have owned or been entitled to receive after the occurrence of any of the events described above, had such option been exercised immediately prior to the occurrence of such event or any record date with respect thereto. Whenever the number of shares of Common Stock purchasable upon the exercise of an option is adjusted as herein provided, the exercise price per share payable upon exercise of such option shall be adjusted by multiplying the option price immediately prior to such adjustment by a fraction the numerator of which shall be the number of shares purchasable upon exercise of the option immediately prior to such adjustment, and the denominator of which shall be the number of shares so purchasable immediately thereafter. In case of any consolidation of the Corporation with or merger of the Corporation into another corporation or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation and such successor or purchasing corporation warrant that each grantee of an option shall have the right thereafter upon payment of the exercise price in effect immediately prior to such action to purchase upon exercise of each option the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such option been exercised immediately prior to such action.

     9.   Method of Exercise of Option.  Subject to the terms and conditions of
          ----------------------------
this Agreement, the Option will be exercisable by notice and payment to the Corporation in accordance with the procedure prescribed herein. Each such notice shall:

          (a) state the election to exercise the Option and the number of shares in respect of which it is being exercised;

          (b) contain a representation and agreement as to investment intent with respect to such shares in form satisfactory to the Corporation's counsel unless a current registration statement is in effect under the Securities Act of 1933, as amended, covering the issuance of the shares issuable upon exercise of the Option; and

          (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Corporation, of the right of such person or persons to exercise the Option.

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          Upon receipt of such notice, the Corporation will specify, by written notice to the person or persons exercising the Option, a date and time (such date and time being herein called the "Closing Date") and place for payment of the full Option Price for the shares being purchased. The Closing Date will be not more than 15 days from the date the notice of exercise is received by the Corporation unless another date is agreed upon by the Corporation and the person exercising the Option is required upon advice of counsel for the Corporation in order to meet the requirements of Section 11 hereof.

          Payment of the Option Price for any shares of Common Stock in respect of which the Option shall be exercised shall be made by such person or persons at the place specified by the Corporation on or before the Closing Date by delivering to the Corporation a certified or bank cashier's check payable to the order of the Corporation, or, the Option Price may be paid by surrender of shares of the Common Stock having a fair market value on the date of exercise not in excess of the aggregate Option Price of the shares as to which the Option is being exercised. The balance of such Option Price, if any, shall be payable in cash or by certified or bank cashier's check. For purposes of paying the aggregate purchase price of the shares as to which the Option is exercised, each share of Common Stock surrendered shall be valued at its fair market value on the date of exercise. The fair market value shall be determined in good faith by the Board. If there is a public market for the Common Stock, the fair market value per Common Stock shall be the mean of the bid and ask closing prices of the Common Stock for the date of exercise, as reported in the Wall Street Journal (or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ System), or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the Date of Grant of the Option, as reported in the Wall Street Journal. In the absence of a reported price on the date of exercise, the Board of Directors, in its discretion, may select in good faith any reasonable method for the valuation of the surrendered shares. The Option will be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 9 and the provisions of Section 11 hereof shall have been complied with, in which event the Option will be deemed to have been exercised on the Closing Date. Anything in this Agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this
Section 9 will be void and of no effect if all the preceding provisions of this
Section 9 and the provisions of Section 11 shall not have been complied with. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised may be registered only in the name of the holder of the Option exercising the Option (or, if the Option is exercised by the Optionee and if the Optionee so requests in the notice exercising the Option, will be registered jointly in the name of the Optionee and a member of his immediate family, with right of survivorship) and will be delivered on the Closing Date to the holder exercising the Option at the place specified for the closing, but only upon compliance with all provisions of this Agreement. If the Option is not exercised in full, a new option

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evidencing the unexercised portion shall also be delivered to the holder of the
Option on the Closing Date.

     10.  Notices.  Each notice relating to this Agreement shall be in writing
          -------
and delivered in person or by certified mail, return receipt requested, to the proper address. All notices to the Corporation shall be addressed to it at its principal executive office to the attention of the President of the Corporation. All notices to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect. All notices shall be deemed received at the time of personal delivery or three days after mailing if properly mailed hereunder.

     11.  Approval of Counsel.  Upon exercise of the Option, the issuance and
          -------------------
delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

     12.  Reservation of Shares.  The Corporation shall at all times during the
          ---------------------
term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement. Corporation shall file a registration statement prior to the first option date set forth in Section 3. above to allow the shares received upon exercise of the Option to be freely transferable.

     13.  Non-Qualified Stock Option.  The Option is a Non-qualified Stock
          ------------- ------------
Option and issued pursuant to the Consent and is subject to the terms and conditions thereof, which terms and conditions are hereby incorporated herein by reference. In the event of any conflict between the terms of this Agreement and the terms of the Consent, the terms of the Consent shall be binding and shall control for all purposes.

     14.  Limitation of Action.  The Optionee acknowledges that every right of
          --------------------
action accruing to him and arising out of or in connection with the Consent or this Agreement against the Corporation or any subsidiary or affiliate of the Corporation will, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have arisen.

     15.  Benefits of Agreement.  This Agreement will inure to the benefit of
          ---------------------
and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Optionee and all rights granted to the Corporation under this Agreement

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will be binding upon the Optionee's heirs, legal representatives, successors and permitted assigns.

     16.  Governmental and Other Regulations.  The exercise of the Option and
          ----------------------------------
the Corporation's obligation to sell and deliver shares upon the exercise of the Option to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its name by the undersigned duly authorized officers and its corporate seal to be hereunto affixed and the Optionee has hereunto set his hands and seal all as of the date first above written.


                               COMMNET CELLULAR INC.



                               By:     /s/ ARNOLD C. POHS
                                    ----------------------------
                                       Arnold C. Pohs, President


[SEAL]

ATTEST:



       /s/ KEITH COLLARD
----------------------------------
Keith Collard, Assistant Secretary



                               /s/ DORON LURIE
                               ----------------------------------

                               Name  Doron Lurie

                               Address___________________________

                               ___________________________________

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